Attachment


ITEM 77
Sub-Item 77C

A special meeting of the shareholders of the Portfolios of Endeavor Series Trust (except Endeavor Janus Growth Portfolio) was held on July 2, 1999:

The following matters were voted on:

(i) An amendment to the management agreement between Endeavor Series Trust and the Investment Manager (all Portfolios except Endeavor
Select 50 Portfolio and Endeavor High Yield Portfolio) were approved by the shareholders as follows:


			ENDEAVOR ASSET 			ENDEAVOR MONEY
			ALLOCATION PORTFOLIO		MARKET PORTFOLIO
			% (NUMBER) OF			% (NUMBER) OF
			SHARES VOTING			SHARES VOTING

FOR		89.940% (125,626,179.088)	93.233%  (84,664,279.232)
AGAINST	3.994%  (5,578,047.888)		2.460%   (2,233,895.542)
ABSTAIN	6.066%  (8,473,311.601)		4.307%   (3,910,751.073)


			T. ROWE PRICE 			ENDEAVOR VALUE
			INTERNATIONAL STOCK		EQUITY PORTFOLIO
			% (NUMBER) OF			%  (NUMBER) OF
			SHARES VOTING			SHARES VOTING

FOR		90.301%  (106,232,662.456)		89.928%  (96,616,635.064)
AGAINST	3.006%   (3,536,383.861)		3.446%   (3,701,442.616)
ABSTAIN	6.693%   (7,874,064.796)		6.626%   (7,119,172.491)


			DREYFUS SMALL CAP 		DREYFUS U.S.GOVERNMENT
			VALUE PORTFOLIO			SECURITIES PORTFOLIO
			% (NUMBER) OF			% (NUMBER) OF
			SHARES VOTING			SHARES VOTING

FOR		91.054%  (74,499,463.227)		89.476%  (62,713,924.370)
AGAINST	3.491%   (2,856,321.729)		4.256%   (2,983,440.123)
ABSTAIN	5.455%   (4,463,024.137)		6.268%   (4,392,977.441)


			T. ROWE PRICE EQUITY 		T. ROWE PRICE GROWTH
			INCOME PORTFOLIO			STOCK PORTFOLIO
			% (NUMBER) OF			% (NUMBER) OF
			SHARES VOTING			SHARES VOTING

FOR		89.178%  (111,353,457.047)		90.138%  (70,619,761.642)
AGAINST	4.320%   (5,394,255.509)		3.591%   (2,813,164.820)
ABSTAIN     6.502%   (8,118,607.436)		6.271%   (4,913,019.623)


			ENDEAVOR OPPORTUNITY 		ENDEAVOR ENHANCED
			VALUE PORTFOLIO			INDEX PORTFOLIO
			% (NUMBER) OF			% (NUMBER) OF
			SHARES VOTING			SHARES VOTING

FOR		91.012%  (33,362,069.714)		92.778%  (47,192,619.099)
AGAINST	2.606%   (955,454.002)			2.043%   (1,038,755.273)
ABSTAIN 	6.382%   (2,339,293.349)		5.179%   (2,634,564.092)

 (ii) New Management Agreement between Endeavor Series Trust and the Investment Manager relating to all the Portfolios was approved by the shareholders as follows:

			ENDEAVOR ASSET 			ENDEAVOR MONEY
			ALLOCATION PORTFOLIO		MARKET PORTFOLIO
			% (NUMBER) OF			% (NUMBER) OF
			SHARES VOTING			SHARES VOTING

FOR		90.813%  (126,845,345.437)		93.367%  (84,785,811.417)
AGAINST	3.105%   (4,336,759.787)		2.280%   (2,070,080.105)
ABSTAIN	6.082%   (8,495,433.353)		4.353%   (3,953,034.325)


			T. ROWE PRICE 			ENDEAVOR VALUE
			INTERNATIONAL STOCK		EQUITY PORTFOLIO
			% (NUMBER) OF			%  (NUMBER) OF
			SHARES VOTING			SHARES VOTING

FOR		90.454%  (106,413,406.324)		90.620%  (97,359,539.017)
AGAINST	2.612%  (3,073,490.969)			2.924%   (3,141,466.038)
ABSTAIN	6.934%  (8,157,213.820)			6.456%   (6,936,245.116)


			DREYFUS SMALL CAP 		DREYFUS U.S.GOVERNMENT
			VALUE PORTFOLIO			SECURITIES PORTFOLIO
			% (NUMBER) OF			% (NUMBER) OF
			SHARES VOTING			SHARES VOTING

FOR		91.377%  (74,763,733.144)		90.020%   (63,095,297.118)
AGAINST	3.040%   (2,486,744.166)		3.701%   (2,593,880.482)
ABSTAIN	5.583%   (4,568,331.783)		6.279%   (4,401,164.334)


			T. ROWE PRICE EQUITY 		T. ROWE PRICE GROWTH
			INCOME PORTFOLIO			STOCK PORTFOLIO
			% (NUMBER) OF			% (NUMBER) OF
			SHARES VOTING			SHARES VOTING

FOR		90.016%  (112,399,591.809)		90.520%  (70,918,460.378)
AGAINST	3.370%   (4,208,316.391)		3.078%   (2,411,950.537)
ABSTAIN	6.614%   (8,258,411.792)		6.402%   (5,015,535.170)


			ENDEAVOR OPPORTUNITY 		ENDEAVOR ENHANCED
			VALUE PORTFOLIO			INDEX PORTFOLIO
			% (NUMBER) OF			% (NUMBER) OF
			SHARES VOTING			SHARES VOTING

FOR		91.915%  (33,692,942.048)		93.401%  (47,509,280.972)
AGAINST	1.745%   (639,929.575)			1.426%   (725,171.674)
ABSTAIN	6.340%   (2,323,945.442)		5.173%   (2,631,485.818)

			ENDEAVOR HIGH YIELD		ENDEAVOR SELECT 50
			PORTFOLIO				PORTFOLIO
			% (NUMBER) OF			% (NUMBER) OF
			SHARES VOTING			SHARES VOTING

FOR		96.365%  (14,040,553.988)		93.375%  (19,916,743.536)
AGAINST	0.436%   (63,525.984)			1.371%   (292,432.186)
ABSTAIN	3.199%   (466,100.059)			5.254%   (1,120,670.099)


(iii) New investment advisory agreement between the Investment Manager and each Portfolio's investment adviser were approved by the shareholders as follows:


			ENDEAVOR ASSET 			ENDEAVOR MONEY
			ALLOCATION PORTFOLIO		MARKET PORTFOLIO
			% (NUMBER) OF			% (NUMBER) OF
			SHARES VOTING			SHARES VOTING

FOR		90.970%  (127,064,611.711)		93.828%  (85,204,065.440)
AGAINST	3.122%   (4,361,127.367)		1.876%   (1,703,925.128)
ABSTAIN	5.908%   (8,251,799.499)		4.296%  (3,900,935.279)


			T. ROWE PRICE 			ENDEAVOR VALUE
			INTERNATIONAL STOCK		EQUITY PORTFOLIO
			% (NUMBER) OF			%  (NUMBER) OF
			SHARES VOTING			SHARES VOTING

FOR		90.762%  (106,774,719.513)		90.908%  (97,669,068.513)
AGAINST	2.423%   (2,851,109.816)		2.606%   (2,799,381.511)
ABSTAIN	6.815%   (8,017,281.784)		6.486%   (6,968,800.147)


			DREYFUS SMALL CAP 		DREYFUS U.S.GOVERNMENT
			VALUE PORTFOLIO			SECURITIES PORTFOLIO
			% (NUMBER) OF			% (NUMBER) OF
			SHARES VOTING			SHARES VOTING

FOR		91.601%   (74,947,007.577)		90.123%  (63,167,614.669)
AGAINST	2.880%    (2,356,498.367)		3.658%   (2,563,861.876)
ABSTAIN	5.519%   (4,515,303.149)		6.219%   (4,358,865.389)


			T. ROWE PRICE EQUITY 		T. ROWE PRICE GROWTH
			INCOME PORTFOLIO			STOCK PORTFOLIO
			% (NUMBER) OF			% (NUMBER) OF
			SHARES VOTING			SHARES VOTING

FOR		90.535%  (113,047,435.269)		91.125%  (71,392,810.099)
AGAINST	2.839%   (3,545,761.909)		2.571%   (2,014,003.795)
ABSTAIN	6.626%   (8,273,122.814)		6.304%   (4,939,132.191)


			ENDEAVOR OPPORTUNITY 		ENDEAVOR ENHANCED
			VALUE PORTFOLIO			INDEX PORTFOLIO
			% (NUMBER) OF			% (NUMBER) OF
			SHARES VOTING			SHARES VOTING

FOR		92.039%  (33,738,586.364)		93.681%  (47,651,529.333)
AGAINST	1.499%   (549,312.321)			1.271%   (646,899.233)
ABSTAIN	6.462%   (2,368,918.380)		5.048%   (2,567,509.898)


			ENDEAVOR HIGH YIELD		ENDEAVOR SELECT 50
			PORTFOLIO				PORTFOLIO
			% (NUMBER) OF			% (NUMBER) OF
			SHARES VOTING			SHARES VOTING

FOR		96.365%   (14,040,553.988)		94.521%  (20,161,183.569)
AGAINST	0.436%    (63,525.984)			0.775%   (165,306.305)
ABSTAIN	3.199%    (466,100.059)			4.704%   (1,003,355.947)


(iv) A proposal to permit the Investment Manager to hire and replace investment advisers or to modify investment advisory agreements without shareholder approval for all of the Portfolios was approved by the shareholders as follows:


			ENDEAVOR ASSET 			ENDEAVOR MONEY
			ALLOCATION PORTFOLIO		MARKET PORTFOLIO
			% (NUMBER) OF			% (NUMBER) OF
			SHARES VOTING			SHARES VOTING

FOR		89.075%  (124,417,423.287)		92.218%  (83,742,144.461)
AGAINST	4.683%  (6,541,173.805			3.239%   (2,941,015.474)
ABSTAIN	6.242%  (8,718,941.485)			4.543%   (4,125,765.912)

			T. ROWE PRICE 			ENDEAVOR VALUE
			INTERNATIONAL STOCK		EQUITY PORTFOLIO
			% (NUMBER) OF			%  (NUMBER) OF
			SHARES VOTING			SHARES VOTING

FOR		89.135%  (104,861,372.073)		88.419%  (94,994,506.501)
AGAINST	3.957%   (4,654,791.246)		5.030%   (5,405,062.371)
ABSTAIN	6.908%  (8,126,947.794)			6.551%   (7,037,681.299)


			DREYFUS SMALL CAP 		DREYFUS U.S.GOVERNMENT
			VALUE PORTFOLIO			SECURITIES PORTFOLIO
			% (NUMBER) OF			% (NUMBER) OF
			SHARES VOTING			SHARES VOTING

FOR		90.154%  (73,762,723.757)		88.574%  (62,081,486.913)
AGAINST	4.215%   (3,448,496.397)		4.921%  (3,449,410.763)
ABSTAIN	5.631%  (4,607,588.939)			6.505%   (4,559,444.258)


			T. ROWE PRICE EQUITY 		T. ROWE PRICE GROWTH
			INCOME PORTFOLIO			STOCK PORTFOLIO
			% (NUMBER) OF			% (NUMBER) OF
			SHARES VOTING			SHARES VOTING

FOR		88.044%  (109,936,683.831)		88.420%  (69,273,666.034)
AGAINST	4.997%  (6,239,839.256)			5.028%  (3,938,931.362)
ABSTAIN	6.959%  (8,689,796.905)			6.552%  (5,133,348.689)

			ENDEAVOR OPPORTUNITY 		ENDEAVOR ENHANCED
			VALUE PORTFOLIO			INDEX PORTFOLIO
			% (NUMBER) OF			% (NUMBER) OF
			SHARES VOTING			SHARES VOTING

FOR		90.994%  (33,355,369.118)		91.188%  (46,383,643.922)
AGAINST	2.364%  (866,578.909)			3.640%   (1,851,543.209)
ABSTAIN	6.642%  (2,434,869.038)			5.172%   (2,630,751.333)


			ENDEAVOR HIGH YIELD		ENDEAVOR SELECT 50
			PORTFOLIO				PORTFOLIO
			% (NUMBER) OF			% (NUMBER) OF
			SHARES VOTING			SHARES VOTING

FOR		95.213%  (13,872,705.514)		91.684%  (19,556,055.844)
AGAINST	1.603%   (233,559.985)			3.183%   (678,928.992)
ABSTAIN	3.184%  (463,914.532)			5.133%   (1,094,860.985)

(v) The adoption of uniform policies concerning borrowing by all of the Portfolios were approved by the shareholders as follows:


			ENDEAVOR ASSET 			ENDEAVOR MONEY
			ALLOCATION PORTFOLIO		MARKET PORTFOLIO
			% (NUMBER) OF			% (NUMBER) OF
			SHARES VOTING			SHARES VOTING

FOR		91.204%  (127,392,019.364)		91.950%  (83,499,240.668)
AGAINST	2.890%  (4,036,485.433)			3.695%   (3,354,771.279)
ABSTAIN	5.906%  (8,249,033.780)			4.355%   (3,954,913.900)


			T. ROWE PRICE 			ENDEAVOR VALUE
			INTERNATIONAL STOCK		EQUITY PORTFOLIO
			% (NUMBER) OF			%  (NUMBER) OF
			SHARES VOTING			SHARES VOTING

FOR		90.999%  (107,054,451.781)		90.808%  (97,561,374.287)
AGAINST	2.543%  (2,991,465.333)			2.730%  (2,932,912.937)
ABSTAIN	6.458%  (7,597,193.999)			6.462%   (6,942,962.947)


			DREYFUS SMALL CAP 		DREYFUS U.S.GOVERNMENT
			VALUE PORTFOLIO			SECURITIES PORTFOLIO
			% (NUMBER) OF			% (NUMBER) OF
			SHARES VOTING			SHARES VOTING

FOR		92.020%  (75,289,590.179)		91.889%  (64,405,228.876)
AGAINST	2.759%  (2,257,731.657)			2.076%   (1,455,191.228)
ABSTAIN	5.221%  (4,271,487.257)			6.035%   (4,229,921.830)


			T. ROWE PRICE EQUITY 		T. ROWE PRICE GROWTH
			INCOME PORTFOLIO			STOCK PORTFOLIO
			% (NUMBER) OF			% (NUMBER) OF
			SHARES VOTING			SHARES VOTING

FOR		90.287%  (112,737,672.759)		91.057%  (71,339,161.816)
AGAINST	3.239%   (4,044,811.177)		2.528%  (1,980,543.182)
ABSTAIN	6.474%   (8,083,836.056)		6.415%  (5,026,241.087)


			ENDEAVOR OPPORTUNITY 		ENDEAVOR ENHANCED
			VALUE PORTFOLIO			INDEX PORTFOLIO
			% (NUMBER) OF			% (NUMBER) OF
			SHARES VOTING			SHARES VOTING

FOR		91.580%   (33,570,276.917)		93.653%  (47,637,610.045)
AGAINST	2.109%   (773,302.549)			1.389%   (706,540.803)
ABSTAIN	6.311%   (2,313,237.599)		4.958%   (2,521,787.616)


			ENDEAVOR HIGH YIELD		ENDEAVOR SELECT 50
			PORTFOLIO				PORTFOLIO
			% (NUMBER) OF			% (NUMBER) OF
			SHARES VOTING			SHARES VOTING

FOR		96.721%  (14,092,423.829)		94.660%  (20,190,832.055)
AGAINST	0.123%   (17,921.321)			0.695%	(148,242.428)
ABSTAIN	3.156%   (459,834.881)			4.645%   (990,771.338)


(vi) An amendment to the Dreyfus U. S. Government Securities Portfolio's investment restriction regarding illiquid securities and a change of this restriction to non-fundamental was approved by the shareholders as follows:


DREYFUS U.S. GOVERNMENT SECURITIES PORTFOLIO
 (NUMBER) OF SHARES VOTING

FOR  		89.135%  (62,475,339.529)
AGAINST	3.911%   (2,741,045.021)
ABSTAIN	6.954%   (4,873,957.384)


(vii) The election of Trustees of Endeavor Series Trust for all Portfolios was approved by the shareholders as follows:



					FOR			WITHHOLDING
								AUTHORITY

VINCENT J. MCGUINNESS, JR.	885,021,631.109	49,089,393.084
VINCENT J. MCGUINNESS		885,255,626.526	48,855,397.667
TIMOTHY A. DEVINE			885,084,429.411   49,026,594.782
THOMAS J. HAWEKOTTE		885,280,478.560	48,830,545.633
STEVEN L. KLOSTERMAN		885,440,159.836	48,670,864.357
HALBERT D. LINDQUIST		885,303,777.866	48,807,246.327
KEITH H. WOOD			885,406,588.153	48,704,436.040
PETER F. MURATORE			885,085,137.672	49,025,886.521

(viii) The ratification of the selection of Ernst & Young LLP as independent auditors of Endeavor Series Trust for all portfolios was approved by the shareholders as follows:


FOR			AGAINST		ABSTAIN
881,429,594.550	8,202,184.275	44,479,245.368